UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 28, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

             0-18292                                  54-2152284
     (Commission File Number)             (IRS Employer Identification No.)


     1117 PERIMETER CENTER WEST, SUITE N415                  30338
                 ATLANTA, GEORGIA                         (Zip Code)
          (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 28, 2006, CROCHET & BOREL SERVICES, INC., a Texas corporation ("Borrower"), a subsidiary of Charys Holding Company, Inc. (the "Registrant") and NEW STREAM COMMERCIAL FINANCE, LLC, a Delaware limited liability company ("Lender") executed a Loan and Security Agreement (the "Loan Agreement").

     Loans. (a) Subject to the terms and conditions of the Loan Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees to make available to Borrower advances (each, a "Revolving Credit Advance") in an aggregate outstanding amount not to exceed the Borrowing Availability as defined in the Loan Agreement, and (ii) Borrower may at its request from time to time borrow, repay and reborrow under Section 1.1 of the Loan Agreement. The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and the Loan Agreement.

(b) Borrower shall request each Revolving Credit Advance by written notice to Lender substantially in the form of Exhibit A attached to the Loan Agreement (each a "Notice of Revolving Credit Advance") given no later than 11:00 a.m. New York City time on the Business Day of the proposed advance. Lender shall be fully protected under the Loan Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary. As an accommodation to Borrower, Lender may permit telephonic, electronic, or facsimile requests for a Revolving Credit Advance and electronic or facsimile transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic, facsimile or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.

     Term and Prepayment. (a) Upon the Commitment Termination Date the obligation of Lender to make Revolving Credit Advances and extend other credit under the Loan Agreement shall immediately terminate and Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; and (ii) all other non-contingent Obligations due to or incurred by Lender.

(b) If the Revolving Credit Loan shall at any time exceed the Borrowing Availability, then Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

(c) Borrower shall have the right, at any time upon thirty (30) days' prior written notice to Lender to (i) terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and (ii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date. If Borrower exercises its right of termination and prepayment, or if Lender's obligation to make Loans is terminated for any reason prior to the Stated Expiry Date (including as a result of the occurrence of a Default), Borrower shall pay to Lender the applicable Prepayment Fee.

     Use of Proceeds. Borrower shall use the proceeds of the Loans to refinance on the Closing Date certain outstanding Indebtedness as provided in Section 2.1(c) of the Loan Agreement and for working capital and other general corporate purposes.

     Single Loan. The Loans and all of the other Obligations of Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

     As security for the Loans, the Registrant and the Lender executed a Pledge Agreement dated August 28, 2006 with respect to certain indebtedness of AYIN HOLDING COMPANY, a wholly owned subsidiary of the Registrant, which is indebted to the Borrower in the principal amount of $6,350,000 (the "Ayin Loan"), which Ayin Loan is evidenced by that certain Promissory Note dated July 7, 2006 in the original principal amount of $6,350,000 executed and delivered by Ayin Holding Registrant in favor of Borrower (the "Ayin Note").

     As security for the Borrower's Obligations under the Loan Agreement, Borrower has pledged, among other assets, all of its rights, title and interest in and to the Ayin Note to Lender.

     The Registrant owns all of the issued and outstanding capital stock of Borrower and benefits from the credit facilities made available to Borrower under the Loan Agreement, and in order to induce Lender to continue to make Loans as provided for in the Loan Agreement, the Registrant has agreed to pledge the Pledged Collateral to Lender in accordance with the


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Pledge Agreement, whereby the Registrant has pledged to the Lender, and granted to the Lender a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

(a) the Pledged Shares owned by the Registrant as described in the Pledge Agreement and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

(b) such portion, as determined by Lender as provided in Section 6(d) of the Pledge Agreement, of any additional shares of stock of a Pledged Entity from time to time acquired by the Registrant in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock.

     Security for Obligations. The Pledge Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all obligations of any kind under or in connection with the Ayin Note and all obligations of the Registrant now or hereafter existing thereunder, including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

     As further consideration for the Loan, the Registrant, pursuant to a Stock Purchase Warrant dated August 28, 2006, granted to the Lender, or its registered successors and/or assigns (the "Registered Holders") the right to purchase from the Registrant 2,000,000 shares (the "Warrant Quantity") of its Common Stock, at a price per share of four and 80/100 ($4.80) dollars (the "Exercise Price").

Exercise Period. A Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by the Warrant at any time and from time to time after the Date of Issuance until 5:00 p.m., Eastern Time, on August 28, 2011 (the "Exercise Period").

     The Warrant also provided for the additional rights as follows:

PURCHASE RIGHTS. If at any time the Registrant issues or sells any Options, Convertible Securities or rights to purchase stock, warrants or equity securities pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holders of the Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Registered Holder could have acquired if such Registered Holder had held the number of shares of Common Stock acquirable on complete exercise of the Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided that such Registered Holder provides the Registrant with written notice of its election to acquire such Purchase Rights within 5 business days of receipt of notice thereof by the Registrant.

REGISTRATION RIGHTS
Section 5A. Required Registration. If the Registrant has not filed a registration statement with respect to the Registrable Securities on or before the date that is 90 days after the date of the Warrant, at any time thereafter and after receipt of a written request from the Registered Holder (the "Initiating Holder"), asking the Registrant to effect a registration (provided that the Registrant has previously not been required to effect a registration as provided below) of Registrable Securities owned by the Initiating Holders under the Securities Act and specifying the intended method or methods of disposition thereof and the number of Registrable Securities sought to be registered, the Registrant shall promptly notify all Registered Holders of Registrable Securities in writing of the receipt of such request and each Registered Holder may elect (by written notice sent to the Registrant within 10 Business Days from the date of such Registered Holder's receipt of the aforementioned Registrant's notice) to have its shares of Registrable Securities included in such registration thereof pursuant to this
Section 5A, but the Registrant shall only be required to proceed with a registration pursuant to this Section 5A if the number of Registrable Securities that the Registered Holders and the Registrant shall have elected to include in such registration pursuant to this Section 5A have an aggregate Market Price in excess of $5,000,000, before deducting any underwriter commissions or discounts. Thereupon the Registrant shall, as expeditiously as possible, file a registration statement with respect to, and use its best efforts to effect the registration under the Securities Act of, all shares of Registrable Securities that the Registrant has been so asked by such Registered Holders, subject to the next paragraph, to register for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered. Except as otherwise provided in Section 5D the Registrant shall bear all expenses of such registration.

     The Registrant shall not be required to effect more than one registration pursuant to this Section 5A; but the right of the Registered Holders under this
Section 5A to require the Registrant to effect a registration shall not be deemed to have been exercised if (x) a registration statement filed pursuant to this Section 5A shall not have become effective under the Securities Act other than at the request of the Registered Holders or as a result of any action on the part of the Registered Holders or (y) if a registration statement pursuant to this Section 5A shall have become effective under the Securities Act and (a) the underwriters, in the case of an underwritten offering, shall not purchase any Registrable Securities because of a failure of a condition contained in the underwriting agreement (other than a condition to be performed by the Registered Holders) relating to the offering covered by the registration statement or (b) the sale of the Registrable Securities pursuant to the registration statement is not effected due to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (other than a stop order, injunction, other order or requirement directly attributable to any action or inaction on the part of the Registered Holders).

     If a registration pursuant to this Section 5A is underwritten and the managing underwriter or underwriters advise the Registrant and the Initiating Holder in writing that, in their good faith opinion, the number of Registrable Securities requested to be included would adversely affect the marketing or price of the Registrable Securities to be sold, the Registrant will include in such registration pursuant to this Section 5A (i) first, the Registrable Securities requested to be included in such registration by the Initiating Holder, (ii) second, the Registrable Securities requested to be included in such registration by any other Registered Holders and (iii) third, any other securities that the Registrant desires to include. A registration shall not be considered to be a registration pursuant to this Section 5A, and the Registrant shall nevertheless pay the expenses of such registration, if (x) as a result of the foregoing allocation, the requesting Registered Holders are not able to register and sell in the registration at least 75% of the Registrable Securities sought to be included in the registration, as specified in the notices by which the demand was made or (y) the registration statement requested by the Initiating Holder does not become effective for any reason other than at the request of the Registered Holders.

     The Registrant will not be obligated to effect any registration pursuant to this Section 5A within 9 months after the effective date of any previous registration statement. In addition, the Registrant will not be obligated to effect any registration pursuant to this Section 5A if, at the time of such request, the filing of such registration statement would, as determined in good faith by a majority of the Registrant's board of directors, be materially detrimental to the Registrant or materially adversely affect a material Registrant financing project or a material proposed or pending acquisition, merger or other material corporate transaction to which the Registrant or any of its subsidiaries is or expects to be a party, but the Registrant may exercise such right to delay a request for registration not more than once for not more than 6 months in any 12-month period.

     Section 5B. Piggyback Registration Rights. Until such time as the Registrable Securities may be sold in accordance with Rule 144(k) of the Commission under the Securities Act, if the Registrant at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Demanding Security Holders") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form or to the Registrant's employees pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to the Common Stock, it will give written notice to the Registered Holders at least 30 days before the initial filing with the Commission of the registration statement (or, in the case of a registration statement that has already been filed with the Commission but has not yet been declared effective, within 30 days before the filing of an amendment to the registration statement), which notice shall set forth the intended method of disposition of the securities that the Registrant proposes to register. The notice shall offer to include in such filing the aggregate number of Registrable Securities as the Registered Holder may request. Nothing in this Section 5B shall preclude the Registrant from discontinuing the registration of its securities being effected on its behalf under this Section 5B at any time and for any reason before the effective date of the registration relating thereto; but, in that event, the Registrant shall notify the Registered Holders of such discontinuation of the registration.

     Each Registered Holder desiring to have Registrable Securities registered under this Section 5B shall advise the Registrant in writing within 20 days after the date of receipt of such offer from the Registrant, setting forth the amount of Registrable Securities for which registration is being requested. The Registrant shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence. If the managing underwriter or underwriters of the proposed public offering shall advise the Registrant in writing that, in their good faith opinion, the number of securities to be included in such registration would materially and adversely affect the marketing or price of such securities to be sold, the Registrant will allocate the securities to be included in such registration (a) first, the securities to be included in such registration by the holder or holders initiating the registration and (b) the Registrable Securities requested to be included in such registration by the Registered Holders and securities proposed to be sold by the Registrant for its own account or requested to be included in such registration by holders of securities other than the Registered Holders (pro rata based on the number of securities proposed to be sold by all Registered Holders and the Registrant). Except as otherwise provided in Section 5D, the Registrant shall bear all expenses of such registration.

     If any registration pursuant to this Section 5B is underwritten, the Registrant will select investment banker(s) and manager(s) and make other decisions regarding the underwriting arrangements for the offering.

     The Registrant has not entered into, and on or after the date of the Warrant, will not enter into, any agreement that is inconsistent with the rights granted to the Registered Holders in the Warrant or that otherwise conflicts with its provisions. The rights granted to the Registered Holders under the Warrant do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Registrant's other issued and outstanding securities under any such agreements. Without limiting the generality of the foregoing, the Registrant shall not grant to any Person the right to request it to register any of its securities under the Securities Act unless the rights so granted are not in conflict with or inconsistent with the provisions of the Warrant.

     Unless otherwise consented to in writing by the managing underwriter or underwriters, neither the Registrant nor any holder of Registrable Securities will effect any public sale or distribution of its Common Stock or its Convertible Securities during the 10 day period before, and during the 60 day period beginning on, the closing date of each underwritten offering by the Registrant made pursuant to a registration statement filed pursuant to this
Section 5B or Section 5A (except as part of such underwritten registration) whether or not the holder participates in such registration; and, except as may be required under agreements that the Registrant enters into before the date hereof, the Registrant shall cause each holder of its privately placed Common Stock or Convertible Securities issued by it at any time on or after the date of the Warrant to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act.

     On August 30, 2006, the Lender and GOTTBETTER CAPITAL FINANCE, LLC, as Noteholder Agent, the Registrant, and the Borrower, executed an Intercreditor Agreement which provided that the Registrant, the Borrower, and certain other subsidiaries of the Registrant and the Noteholder Agent are entering into the Security Agreement, dated as of August 30, 2006, (as such Security Agreement may be amended, modified, supplemented, extended, renewed, restated or refinanced, the "Noteholder Collateral Agreement") securing the Registrant's Senior Secured Convertible Notes due 2008 (the "Notes"), pursuant to which the Registrant and Borrower are granting a lien on the Collateral (as defined therein) to Noteholder Agent for the benefit of certain Noteholders.

     The Lender may, upon certain terms and conditions, make loans and provide other financial accommodations to the Borrower secured by certain of the assets and properties of Obligors, and in connection therewith the Lender and the Noteholder Agent and the Noteholders desire to enter into the Intercreditor Agreement to (i) confirm the relative priority of the security interests of Lender and the Noteholder Agent in the assets and properties of Obligors, (ii) provide certain access rights and use of the Noteholder Priority Collateral (as defined in the Intercreditor Agreement) and (iii) provide for the orderly sharing among them, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof.

     A copy of each of the Loan and Security Agreement, Pledge Agreement, Stock Purchase Warrant, Intercreditor Agreement, and Power of Attorney, which was executed in connection with the Loan, is attached to this Current Report as an exhibit.

ITEM  3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

  See Item 1.01, above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
-----------                     -------------------------

10.1 Loan and Security Agreement dated as of August 28, 2006 between Crochet & Borel Services, Inc. and New Stream Commercial Finance, LLC.

10.2 Pledge Agreement, dated as of August 28, 2006 between Charys Holding Company, Inc. and New Stream Commercial Finance, LLC.

10.3      Intercreditor Agreement dated as of August 30, 2006 between New
          Stream Commercial Finance, LLC and Gottbetter Capital Finance, LLC, in its capacity as agent pursuant to the Noteholder Documents for the Noteholders (in such capacity, together with its successors and assigns, in such capacity, the "Noteholder Agent").

10.4      Charys Holding Company, Inc. Stock Purchase Warrant issued August
          28, 2006 granting to New Stream Commercial Finance the right to purchase 2,000,000 shares of the Registrant's common stock.

10.5 Power of Attorney executed by Crochet & Borel Services, Inc. to New Stream Commercial Finance, LLC, dated August 28, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 8, 2006.                  CHARYS HOLDING COMPANY, INC.


                                        By /s/  Billy V. Ray, Jr.
                                           -------------------------------------
                                           Billy V. Ray, Jr.,
                                           Chief Executive Officer